Statements of Changes in Net Assets Available for Benefits - The Magna Group of Companies Retirement Savings Plans - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividends	$ 19,320	$ 22,954
Net appreciation in fair value of investments	391,231	145,158
Contributions:
Employer	81,345	77,929
Participants	127,882	126,050
Rollovers	10,484	13,745
Interest from notes receivable from participants	5,754	5,155
Total Additions	636,016	390,991
Deductions
Benefits paid to terminated employees	164,849	151,359
Benefits paid to participating employees	181,696	138,697
Loan expenses and other fees	2,836	2,653
Total Deductions	349,381	292,709
Net increase	286,635	98,282
Transfers from other plans	99,449
Net Assets Available for Benefits, beginning of year	2,470,105	2,371,823
Net Assets Available for Benefits, end of year	$ 2,856,189	$ 2,470,105